                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only
                                                  (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 NOVADIGM, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of NOVADIGM, INC. (the "Company"), a Delaware corporation, will be held on Friday, September 14, 2001 at 9:00 a.m., local time, at the Pan Pacific Hotel, 500 Post Street, San Francisco, California 94102, for the following purposes:

     1. To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2002.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 18, 2001 are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at our headquarters located at One International Boulevard, Suite 200, Mahwah, New Jersey 07495. Stockholder may examine the list for any legally valid purpose related to the meeting. The list will also be available during the annual meeting for inspection by any stockholder present at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Albion J. Fitzgerald
                                          Chairman of the Board and
                                          Chief Executive Officer

Mahwah, New Jersey
July 25, 2001

                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 NOVADIGM, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 14, 2001
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of NOVADIGM, INC., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders to be held Friday, September 14, 2001 at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Pan Pacific Hotel, 500 Post Street, San Francisco, California 94102. The Company's principal executive offices are located at One International Boulevard, Suite 200, Mahwah, New Jersey 07495, and its telephone number at that location is (201) 512-1000.

     These proxy solicitation materials and the Annual Report to Stockholders for the year ended March 31, 2001, including financial statements, will be first mailed on or about July 25, 2001 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are (1) to elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified; (2) to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2002; and (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on July 18, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one authorized class of capital stock outstanding, designated Common Stock, $.001 par value. At the Record Date, 20,338,227 shares of the Company's Common Stock were issued and outstanding. The Company believes that its outstanding Common Stock is held by more than 3,900 beneficial owners.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING; QUORUM REQUIREMENT

     Each holder of the Company's Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date with respect to all matters to be considered at the Annual Meeting. A quorum, which is a majority of the outstanding shares of the Company's Common Stock as of the Record Date, must be present, in person or by proxy, in order to hold the Annual Meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you vote your shares by submitting a properly executed proxy card.

VOTING PROCEDURE

     Stockholders may cast their votes by returning the enclosed proxy card in the envelope provided or by attending the Annual Meeting and voting in person. As a stockholder, you have the right to vote on certain business matters affecting the Company. The two proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed in the sections entitled "Proposal One" and "Proposal Two." Each share of common stock of the Company you own entitles you to one vote. You can vote by returning the enclosed proxy in the envelope provided or by attending the annual meeting. In addition, stockholders may be able to vote by touch-tone telephone or over the Internet if the proxy card includes instructions for voting in these manners. Your shares will be voted in accordance with the instructions you indicate on your proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

     - FOR the six nominees for director identified in Proposal One;

     - FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2002.

     If you plan to attend the annual meeting and vote in person, the Company will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name. If you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

ABSTENTIONS AND BROKER NON-VOTES

     If a stockholder submits a proxy that indicates an abstention from voting in all matters, the shares represented by that proxy will be counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. They will not be voted on any matter at the Annual Meeting, however. Consequently, abstentions from voting on the proposal to ratify the appointment of Arthur Andersen LLP as independent auditors will have the same effect as a vote against these proposals.

     Under the rules governing brokers that have record ownership of shares held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if a stockholder does not otherwise instruct its broker, the broker may submit a proxy voting the stockholder's shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. The vote with respect to a non-routine matter is referred to as a "broker non-vote." Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for the purpose of determining the number of votes cast with respect to the proposal being voted upon. A broker non-vote, therefore, would not effect the outcome of any proposal to be considered at the Annual Meeting. The Company believes, however, that all proposals to be considered at the Annual Meeting should be treated as "routine" matters and that brokers will have discretionary voting authority.

PROXY SOLICITATION COSTS

     The Company will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. In addition, the Company may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses in forwarding these proxy materials to our stockholders.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002

Annual Meeting of Stockholders must be received by the Company no later than March 27, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2002 Annual Meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than June 10, 2002. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2002 Annual Meeting.

ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, which was filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request to Attn:
Investor Relations, Novadigm, Inc., One International Boulevard, Suite 200, Mahwah, New Jersey 07495.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all but one of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the 2002 Annual Meeting or until a successor has been elected and qualified.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE SIX NOMINEES LISTED
                                     BELOW.

     The name of and certain information regarding each nominee is set forth below. There are no family relationships among directors or executive officers of the Company, except as set forth below.

                   NAME                     AGE       POSITIONS WITH THE COMPANY       DIRECTOR SINCE
                   ----                     ---       --------------------------       --------------
Albion J. Fitzgerald(1)...................  53     Chairman of the Board of            February 1992
                                                   Directors and Chief Executive
                                                     Officer of the Company
Robert B. Anderson(1).....................  46     Executive Vice President, Europe    June 1992
                                                     and Secretary
Gerald M. Labie...........................  57     President and Chief Operating       --
                                                     Officer of the Company
Robert H. Forney(3).......................  59     Director                            May 2001
Deborah Doyle McWhinney(2)(3).............  46     Director                            September 1997
H. Kent Petzold(1)(2)(3)..................  54     Director                            August 1992

---------------
(1) Member of the Stock Option Committee

(2) Member of the Compensation Committee

(3) Member of the Audit Committee

     Albion J. Fitzgerald co-founded the Company in February 1992 and has served as Chairman since that time. Mr. Fitzgerald currently serves as the Company's Chief Executive Officer. Mr. Fitzgerald has previously served as Chief Technology Officer. In May 1990, Mr. Fitzgerald founded Fitzgerald Associates, the Company's predecessor, and served as the chief architect in the development of desired-state management and fractional differencing technologies that are the basis of the Company's products, EDM and Radia. Mr. Fitzgerald's brother-in-law is Wallace D. Ruiz, the Company's Chief Financial Officer, and Mr. Fitzgerald's brother is Joseph Fitzgerald, the Company's Vice President, Chief Technical Officer.

     Robert B. Anderson joined the Company in June 1992 as Vice President, Chief Financial Officer, Secretary and as a director. He currently serves as Executive Vice President, Europe, Secretary and as a director.

     Gerald M. Labie joined Novadigm in April 2001 as President and Chief Operating Officer. From 2000 until joining Novadigm, Mr. Labie was a partner with Core Strategies, Inc., a market development firm serving IT organizations. From 1997 to the time he joined Core Strategies, Mr. Labie was employed at Tech Data Corporation, a worldwide provider of IT products and services. Mr. Labie initially served as President and Managing Director of Tech Data's European Operations and later as Senior Vice President of Marketing. From 1989 until 1997, Mr. Labie was with Corporate Software, Inc., holding various executive positions in sales, marketing and general management including Senior Vice President, North America and Senior Vice President, Europe.

     Robert H. Forney has been a director of the Company since May, 2001. He is President and Chief Executive Officer of America's Second Harvest. Prior to that he served as President and Chief Executive Officer of Chicago Stock Exchange from 1996 to 2001.

     Deborah Doyle McWhinney has been a director of the Company since September 1997. Since February 2001, she has been Executive Vice President of Charles Schwab & Co., Inc. and President of Schwab's Services for Investment Managers Enterprise. From July 2000 to January 2001, she served as Group President of Engage Media Services Division. From July 1999 to July 2000, Ms. McWhinney was President of I/PRO. From December 1995 to July 1999, Ms. McWhinney served as an Executive Vice President of Business Planning and Strategy for Visa International, Inc. Ms. McWhinney is a director of the Montana Power Company and the Women's Museum of Dallas, and is Vice Chair of the University of Montana Foundation's Board of Trustees.

     H. Kent Petzold has been a director of the Company since August 1992. Mr. Petzold has been Chief Executive Officer and Chairman of Cyclone Commerce, Inc., a provider of business-to-business e-commerce solutions, since April 1998 and was a consultant to the software industry from June 1995 to April 1998. From August 1992 to May 1995, Mr. Petzold served as the President and Chief Executive Officer of the Company. Mr. Petzold also serves as a director of Xenos Group, Inc.

REQUIRED VOTE

     The six nominees receiving the highest number of affirmative votes of the shares, in person or by proxy, will be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect with respect to the outcome of voting under Delaware law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven meetings during the fiscal year ended March 31, 2001. No director, during the time he or she was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings the Board of Directors or its committees on which he or she served during fiscal year 2001. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held four meetings during fiscal 2001. The Audit Committee currently consists of Robert H. Forney, Deborah Doyle McWhinney, and H. Kent Petzold.

     The Compensation Committee is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees,
(ii) administering the Company's stock purchase and stock option plans, and
(iii) determining which eligible individuals (excluding nonemployee directors) receive grants thereunder and the size of such grants. The Compensation Committee held one meeting during fiscal 2001. The Compensation Committee currently consists of Deborah Doyle McWhinney and H. Kent Petzold.

     The Stock Option Committee is responsible for reviewing and approving grants of options to all employees under the Company's 1999 and 2000 Stock Option Plans. The Stock Option Committee held one meeting during fiscal 2001. The Stock Option Committee currently consists of Albion Fitzgerald, Robert Anderson and H. Kent Petzold.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company, but they are reimbursed for out-of-pocket expenses in connection with attending board and committee meetings. Nonemployee members of the Board of Directors receive $2,000 for each Board meeting attended and $2,000 for each meeting attended of a committee to the Board on which such director serves. In addition, nonemployee members are reimbursed for out-of-pocket expenses and are eligible for participation in the Company's stock option plans. Furthermore, Mr. Petzold is covered under the Company's group health insurance plan, which results in an annual premium cost to the Company of $10,800.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                  THE SIX NOMINEES FOR ELECTION AS DIRECTORS.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2002 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements annually since the Company's inception in 1992. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year (included in the Company's Form 10-K) and for review of the Company's unaudited financial statements included in it quarterly filings on Form 10-Q for the most recent fiscal year are $132,500.

ALL OTHER FEES

     The fees billed for other non-audit services, including fees for tax-related services, rendered by the accountant during the most recent fiscal year are $285,546.

     The Audit Committee considered that the provision of the information technology consulting services, as well as the other non-audit services, is compatible with maintaining the auditor's independence.

REQUIRED VOTE

     The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. Abstentions will be counted for purposes of determining the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will not be counted for purposes of determining the number of Votes Cast with respect to this proposal and will have no effect on the outcome of voting.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                                RATIFICATION OF
        THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of July 18, 2001 for the following:
(i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each director of the Company; (iii) each of the Named Executive Officers (as defined in the Summary Compensation Table below); and (iv) all directors and executive officers as a group. Except as otherwise indicated and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The address for each person identified in the table is c/o Novadigm, Inc., One International Boulevard, Suite 200, Mahwah, New Jersey 07495. Beneficial ownership includes shares that could be acquired upon exercise of options if such options are exercisable within 60 days after July 18, 2001. Beneficial ownership percentage is based on 20,338,227 shares outstanding as of July 18, 2001.

                                                              SHARES BENEFICIALLY       PERCENTAGE
                      BENEFICIAL OWNER                               OWNED          BENEFICIALLY OWNED
                      ----------------                        -------------------   ------------------
Albion J. Fitzgerald(1).....................................       3,580,250               17.6%
Robert B. Anderson(2).......................................         718,831                3.5%
Joseph J. Fitzgerald(3).....................................       1,363,517                6.7%
Gerald M. Labie.............................................              --                 --
Wallace D. Ruiz(4)..........................................         308,089                1.5%
Robert H. Forney(5).........................................          13,332                  *
H. Kent Petzold(6)..........................................         375,583                1.8%
Deborah Doyle McWhinney(7)..................................         115,214                  *
Michael Carabetta(8)........................................              --                 --
All directors and executive officers as a group (8
  persons)(9)...............................................       6,474,816               31.8%

---------------
 *  Less than one percent.

(1) Excludes 870,000 shares held by Shannon L. Ruiz, Albion J. Fitzgerald's spouse, as to which Mr. Fitzgerald disclaims beneficial ownership.

(2) Includes 110,415 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 18, 2001 under the Company's 1992 and 2000 Stock Option Plans.

(3) Includes 205,000 shares held by Rebecca Fitzgerald, Joseph Fitzgerald's spouse, and a trust for his children, as to which Mr. Fitzgerald claims beneficial ownership.

(4) Includes 183,229 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 18, 2001 under the Company's 1992 and 2000 Stock Option Plans.

(5) Includes 13,332 shares of Common Stock that are presently exercisable or will become exercisable within 60 days of July 18, 2001 under the Company's 1992 and 2000 Stock Option Plans.

(6) Includes 68,749 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 18, 2001 under the Company's 1992 and 1999 Stock Option Plans.

(7) Includes 112,624 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 18, 2001 under the Company's 1992 and 1999 Stock Option Plans.

(8) Mr. Carabetta's employment with the Company terminated in August 2000.

(9) Includes options exercisable for 488,349 shares of Common Stock under the Company's 1992, 1999 and 2000 Stock Option Plans. Excludes Mr. Carabetta who is no longer an executive officer of the Company.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                           SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated executive officers who received in excess of $100,000 during the fiscal year ended March 31, 2001 (the "Named Executive Officers"), information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended March 31, 2001, 2000, and 1999.

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                             ------------
                                                                              NUMBER OF
                                                      ANNUAL COMPENSATION     SECURITIES     ALL OTHER
                                             FISCAL   --------------------    UNDERLYING    COMPENSATION
        NAME AND PRINCIPAL POSITION           YEAR    SALARY($)   BONUS($)     OPTIONS         ($)(1)
        ---------------------------          ------   ---------   --------   ------------   ------------
Albion J. Fitzgerald.......................   2001    $180,000    $100,000          --         $   --
  Chief Executive Officer                     2000     160,000      75,000          --             --
                                              1999     160,000      75,000          --             --
Robert B. Anderson.........................   2001     190,833     150,000      66,000             --
  Executive Vice President, Europe, and       2000     180,000          --      66,000             --
  Secretary                                   1999     180,000     150,000          --             --
Joseph J. Fitzgerald.......................   2001     187,500      75,000          --             --
  Vice President, Chief Technical Officer     2000     175,000      60,000          --             --
                                              1999     175,000      60,000          --             --
Wallace D. Ruiz............................   2001     195,000      75,000                        900
  Vice President, Chief Financial Officer
  and                                         2000     180,000      42,500     130,000          1,038
  Treasurer                                   1999     165,000      43,500      25,000          1,038
Michael Carabetta(2).......................   2001     200,000     230,000     100,000             --
                                              2000     200,000     100,000          --             --
                                              1999      28,846          --     400,000             --

---------------
(1) Represents term life insurance premiums paid by the Company.

(2) Mr. Carabetta commenced employment with the Company on February 9, 1998 and his employment with the Company terminated on August 11, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended March 31, 2001.

     All such options were awarded under the Company's 1992 Stock Option Plan.

                                                    INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                ---------------------------------------------------------      VALUE AT ASSUMED
                                NUMBER OF      PERCENT OF                                    ANNUAL RATES OF STOCK
                                SECURITIES   TOTAL OPTIONS                                  PRICE APPRECIATION FOR
                                UNDERLYING     GRANTED TO                                       OPTION TERM(1)
                                 OPTIONS      EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -----------------------
             NAME               GRANTED(2)   FISCAL 2000(3)    PER SHARE(4)       DATE          5%          10%
             ----               ----------   --------------   --------------   ----------   ----------   ----------
Albion J. Fitzgerald..........     --             --                $--           --        $  --        $  --
Robert B. Anderson............     --             --                --            --           --           --
Joseph J. Fitzgerald..........     --             --                --            --           --           --
Wallace D. Ruiz...............     --             --                --            --           --           --
Michael Carabetta(5)..........     --             --                --            --           --           --

---------------
(1) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Company's Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers or any other holder of the Company's securities.

(2) Options generally become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48 of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options to purchase 1,148,500 shares were granted to all employees and directors of the Company during fiscal 2001.

(4) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board of Directors of the Company. The exercise price may be paid in cash, check, promissory note (if the option agreement so permits), delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(5) Mr. Carabetta's employment with the Company terminated on August 11, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table shows stock options exercised by Named Executive Officers during fiscal year 2001, including the aggregate value of gains on the date of the exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING               VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 SHARES                       AT MARCH 31, 2001           AT MARCH 31, 2001(1)
                               ACQUIRED ON     VALUE     ---------------------------   ---------------------------
            NAME               EXERCISE(#)   REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   ---------   -----------   -------------   -----------   -------------
Albion J. Fitzgerald.........         --            --          --            --         $   --         $   --
Robert B. Anderson...........         --            --      50,000        16,000             --             --
Joseph J. Fitzgerald.........         --            --          --            --             --             --
Wallace D. Ruiz..............    130,000       617,500     180,104         9,896          2,356          1,544
Michael Carabetta(2).........    275,002     1,812,706          --            --             --             --

---------------
(1) Based on the closing price of the Company's Common Stock on March 30, 2001 of $4.281 less the exercise price of the option.

(2) Mr. Carabetta's employment with the company terminated on August 11, 2000.

EMPLOYMENT CONTRACTS AND CHANGE-OF-CONTROL ARRANGEMENTS

     In April 1997, the Company entered into an employment agreement with Wallace D. Ruiz, Chief Financial Officer and Treasurer, pursuant to which Mr. Ruiz is entitled to receive an annual base salary of $165,000, subject to any increases as the Board of Directors shall authorize from time to time in connection with an annual review, plus additional variable compensation under the Company's executive compensation plan. Subject to certain limitations, Mr. Ruiz's employment agreement provides that if he is terminated at any time during the period beginning 30 days before and ending 12 months after a Change of Control (the "Change of Control Period") then he shall be entitled to receive, in the case of an Involuntary or Constructive Termination other than for Cause or as a result of his death or disability, severance pay in an amount equal to 100% of his base compensation plus a pro rata share of the bonus and commissions that he would have earned had he been employed by the Company at the end of the year in which termination occurred and, in the case of death or disability, such other benefits, if any, as may then be established under the Company's then-existing benefit plans. In addition, any unvested options held by him prior to termination shall (i) in the case of Involuntary or Constructive Termination other than for cause, accelerate and become exercisable in full or (ii) in the case of death or disability, accelerate and become exercisable as to that number of additional shares that would have vested if he had remained continuously employed for a period of six months following such termination and shall remain exercisable for the period prescribed in the stock option agreements. If Mr. Ruiz voluntarily resigns from the Company or if the Company terminates Mr. Ruiz's employment for cause, he shall not be entitled to receive severance or other benefits except for those, if any, as may be established under the Company's benefit plans as existing at the time of termination.

     Subject to certain limitations, Mr. Ruiz's employment agreement provides that if he is terminated at any time during the period beginning 30 days before and ending 12 months after a Change of Control (the "Change of Control Period") then he shall be entitled to receive, in the case of an Involuntary or Constructive Termination other than for Cause, severance pay in an amount equal to 26 weeks of his base compensation at the date of his severance. In addition, any unvested options held by him prior to termination shall accelerate and become exercisable in full. If Mr. Ruiz voluntarily resigns from the Company or if the Company terminates Mr. Ruiz's employment for cause, he shall not be entitled to receive severance or other benefits except for those, if any, as may be established under the Company's benefit plans as existing at the time of termination.

     For the purposes of Mr. Ruiz's employment agreement, a Change of Control shall mean the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then-outstanding voting securities; (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power of the surviving entity immediately after such merger or consolidation; or (iii) in the case of Mr. Ruiz's agreement, a change in the composition of the Board of Directors occurring within a two-year period as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the agreement).

     In November 1999, the Company and Robert B. Anderson, the Company's Executive Vice President, Europe and a director, entered into a management retention agreement pursuant to which, in the event Mr. Anderson's employment is terminated as a result of Involuntary or Constructive Termination other than for Cause, (i) the principal amount then outstanding on Mr. Anderson's loan from the Company, evidenced by a promissory note dated July 21, 1996 with a stated principal amount of $226,450, will be forgiven in full, including any accrued interest; (ii) the principal amount then outstanding on Mr. Anderson's loan from the Company from January 1997 of $38,000 will be forgiven in full, including any accrued interest; and (iii) the Company will "gross-up" Mr. Anderson for any income and social security taxes (but not for parachute excise taxes) arising from such loan forgiveness.

     In April 2001, the Company entered into an employment agreement with Gerald Labie, President and Chief Operating Officer, pursuant to which Mr. Labie is entitled to receive an annual base salary of $275,000, subject to any increases as the Board of Directors shall authorize from time to time in connection with an annual review, plus additional variable compensation under the Company's executive compensation plan. Subject to certain limitations, Mr. Labie's employment agreement provides that if he is terminated at any time during the period beginning 30 days before and ending 12 months after a Change of Control (the "Change of Control Period") then he shall be entitled to receive, in the case of an Involuntary or Constructive Termination other than for Cause or as a result of his death or disability, severance pay in an amount equal to 26 weeks of his base compensation. In addition, any unvested options held by him prior to termination shall, in the case of Involuntary or Constructive Termination other than for cause, accelerate and become exercisable in full, If Mr. Labie voluntarily resigns from the Company or if the Company terminates Mr. Labie's employment for cause, he shall not be entitled to receive severance or other benefits except for those, if any, as may be established under the Company's benefit plans as existing at the time of termination.

     For the purposes of Mr. Labie's employment agreement, a Change of Control shall mean the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of securities of the

Company representing 50% or more of the total voting power represented by the Company's then-outstanding voting securities or (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power of the surviving entity immediately after such merger or consolidation.

     For the purposes of Mr. Labie's, Mr. Ruiz's and Mr. Anderson's employment agreements, Involuntary or Constructive Termination is defined to mean (i) the assignment to the executive of any duties or the significant reduction of the executive's duties, either of which is inconsistent with the executive's position with the Company and responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities without the executive's express written consent; (ii) a substantial reduction of the facilities and perquisites available to the executive immediately prior to such reduction without the executive's express written consent and without good business reasons; (iii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive's overall benefits package is significantly reduced; (v) any purported termination of the executive by the Company which is not effected for disability or for Cause, or any purported termination for which the grounds relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the employment agreement by any successors; or (vii) any relocation of his job or office more than 40 miles from the then current job or office without the executive's express written consent.

     "Cause" is defined as (i) any act of personal dishonesty taken by the employee in connection with his responsibilities as an employee and intended to result in personal enrichment of the employee; (ii) the employee's conviction of, or plea of nolo contendere to, a felony; (iii) a willful act by the employee which constitutes gross misconduct and which is injurious to the Company and which are demonstrably willful and deliberate on the executive's part after there has been delivered to the executive a written demand of cessation of such acts from the Company which describes the basis for the Company's belief that the executive engaged in or committed such acts; or (iv) failure to meet minimum goals for the executive's position as determined by management.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the following shall not be deemed "filed" with the Securities and Exchange Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

INTRODUCTION

     Prior to the Company's initial public offering, which was completed in July 1995, the Board of Directors was primarily responsible for establishing and administering the Company's compensation policies. In this role, and consistent with the Company's status as a privately-held corporation, the Board determined the Chief Executive Officer's salary directly and reviewed and approved employment compensation matters for other management personnel. The Board of Directors, through a Stock Option Committee consisting at that time of two directors who were also executive officers of the Company, also administered the Company's 1992 Stock Option Plan.

     The Compensation Committee of the Board of Directors was established in May 1995 and is composed only of outside directors. The Compensation Committee currently consists of H. Kent Petzold and Deborah Doyle McWhinney. In general, the Compensation Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Compensation Committee reviews and submits to the Board for approval the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Compensation Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company are generally established at or near the start of each fiscal year, and final bonuses for executive officers are determined at the end of each fiscal year based upon each such individual's performance and the performance of the Company.

EXECUTIVE COMPENSATION

     The Company has a compensation program which consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

     CASH-BASED COMPENSATION.

     Base salary. The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended March 31, 2001 were approved by the Board of Directors upon the recommendation of the Chief Executive Officer.

     Bonuses. The Company has a discretionary bonus pool pursuant to which members of senior management, including the Company's executive officers, may receive annual cash bonuses. The purpose of the bonuses is to motivate senior management to perform to the best of their abilities in order to enhance stockholder value through the achievement of corporate objectives. For the fiscal year-ended March 31, 2001, the allocation of the bonus pool was determined by the Chief Executive Officer (with the exception of his own bonus, which was based upon subjective factors).

     EQUITY-BASED COMPENSATION.

     Stock options are periodically granted to provide an additional incentive to executives and other key employees to maximize long-term total return to the Company's stockholders. Options generally vest over a four year period to encourage option holders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant.

     Option grants to executive officers will be determined by the Compensation Committee, in its discretion, or, in some cases, by the Stock Option Committee, subject to the oversight of the Compensation Committee. In making its determination, the Compensation Committee intends to consider an executive's position at the Company, such executive's individual performance, the number of options held (if any) and any other factors that the Compensation Committee may deem relevant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During the year ended March 31, 2001, Mr. Fitzgerald received a base salary of $200,000 approved by the Board of Directors upon the recommendation of the Compensation Committee. This represented no increase from the base salary received by Mr. Fitzgerald for the prior fiscal year. The Compensation Committee recommended that a bonus of up to $100,000, payable quarterly and based on performance achievements of the Company, be awarded to the Chief Executive Officer for the 2001 fiscal year. Mr. Fitzgerald was paid $100,000 of this amount in fiscal 2001 because the Board believed that Mr. Fitzgerald, as Chief Executive Officer, significantly and directly influenced the Company's overall performance.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million and meets certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

     The Compensation Committee of the Board of Directors intends that its compensation program shall be fair, motivating and successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Compensation Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Deborah Doyle McWhinney
                                          H. Kent Petzold

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, this Report of the Audit Committee of the Board of Directors shall not be deemed "filed" with the Securities and Exchange Commission or "soliciting material' under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities to the stockholders relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the audit process. The primary responsibility for the company's financial reporting lies with senior management. The Company's independent accountants, Arthur Andersen LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles in the United States.

     Each of the audit Committee members is independent as defined by the rules of The Nasdaq Stock Market, Inc. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent accountants. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this proxy statement.

     The purpose of the Audit Committee is to make such examinations as are necessary to monitor the Company's management and independent public accountants and their activities with respect to the Company's financial controls and financial reporting process. The committee provides the Board of Directors with the results of the committee's examinations and recommendations, outlines to the Board improvements made or to be made in internal accounting controls, nominates independent public accountants and provides the Board with any additional information and materials as the committee may deem necessary to make the Board aware of significant financial matters that require the Board's attention.

     In this context, the Audit Committee has met and held discussions separately and jointly with each of management and Arthur Andersen LLP, the Company's independent public accountants for the 2001 fiscal year. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent public accountants. The Audit Committee also discussed with Arthur Andersen LLP those matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380).

     In connection with new standards for independence of external auditors promulgated by the Securities and Exchange Commission, during the 2002 fiscal year the Audit Committee will consider, in advance of the provision of any non-audit services by the Company's independent public accountants, whether the provisions of such services is compatible with maintaining the independence of the external auditors.

     Arthur Andersen LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent public accountants that firm's independence.

     Based on the Audit Committee's discussion with management and the independent public accountants and the Audit Committee's review of the representation of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidation financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2001 filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Robert H. Forney
                                          H. Kent Petzold
                                          Deborah D. McWhinney

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on the review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that its officers, directors and ten-percent stockholders have complied with all applicable filing requirements during fiscal 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 2000, the Company loaned $250,000 to Albion J. Fitzgerald, the Chief Executive Officer of the Company. The promissory note, dated April 27, 2000, was at an interest rate of 6.46% per annum, was secured by shares of the Company's Common Stock and was due and payable April 27, 2001. On April 27, 2001 the Board of Directors renewed the loan for one additional year until April 27, 2002 at an interest rate of 4.63% per annum secured by shares of the Company's Common Stock. At June 30, 2001, the principal balance of the promissory note was $250,000.

     In July 1996, the Company loaned to Robert B. Anderson, the Company's Executive Vice President, Secretary and a director, the aggregate amount of $226,450 for the purchase of 500,000 shares of the Company's Common Stock. That loan has been renewed until July 21, 2002 pursuant to a promissory note with interest at the rate of 6.04% per annum secured by shares of the Company's Common Stock. In addition, in January 1997, the Company loaned Mr. Anderson $38,000 to pay income taxes on Mr. Anderson's fiscal 1997 bonus of $100,000. That loan has been renewed until January 15, 2002 pursuant to a promissory note with interest at the rate of 5.90% per annum secured by shares of the Company's Common Stock. Mr. Anderson applied his bonus payments in fiscal 1997 and 1998 to repay a portion of these notes. At June 30, 2001, the principal balance of the promissory note due in July 2002 was $80,957, and the principal balance of the promissory note due in January 2002 was $11,978.

     In April 2000, the Company loaned $830,068 to Wallace D. Ruiz, the Chief Financial Officer and Treasurer of the Company, for the exercise of an expiring option to purchase 130,000 shares of the Company's Common Stock. The promissory note, dated April 17, 2000, was at an interest rate of 6.46% per annum, was secured by shares of the Company's Common Stock and was due and payable April 17, 2001. On April 17, 2001 the Board of Directors renewed the loan for one additional year until April 17, 2002 at an interest rate of 4.63% per annum secured by shares of the Company's Common Stock. At June 30, 2001, the principal balance of the promissory note was $733,709.

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of the Company's Common Stock shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The following graph compares the Company's cumulative total stockholder return with those of the NASDAQ Stock Market -- U.S. Index and the NASDAQ Computer & Data Processing Services Index. The graph assumes that $100 was invested on March 31, 1996 in (i) the Company's Common Stock, (ii) the NASDAQ Stock Market (U.S.) Index and (iii) the NASDAQ Computer & Data Processing Services Index, including reinvestment of dividends. The Company has never paid any cash dividends and has no present intention of doing so. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
           AMONG NOVADIGM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
            AND THE NASDAQ COMPUTER & DATA PROCESSING SERVICES INDEX

                                                                             NASDAQ COMPUTER & DATA
                                                         NVDM              PROCESSING SERVICES STOCKS           NASDAQ US
                                                         ----              --------------------------           ---------
03/29/96                                                100.00                       100.00                      100.00
03/31/97                                                 27.30                       109.50                      111.10
03/31/98                                                 22.70                       191.50                      168.50
03/31/99                                                 43.00                       311.90                      227.60
03/31/00                                                107.40                       561.50                      423.40
03/30/01                                                 28.30                       191.30                      169.50

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          THE BOARD OF DIRECTORS

Dated: July 25, 2001

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                 NOVADIGM, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of Novadigm, Inc. and its subsidiaries (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

          1. Each member will be an independent director, as defined in NASDAQ Rule 4200;

          2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

          3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

          2. Reviewing the independent auditors' proposed audit scope and approach;

          3. Reviewing and providing guidance with respect to the external audit and the Company's relationship with its external auditors by (i) selecting, and evaluating the performance of the independent auditors; (ii) reviewing the independent auditors' fee arrangements, proposed audit scope and approach; (iii) obtaining a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent auditors' peer review conducted every three years; and (v) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

          5. Reviewing before release, and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-K, the audited financial statements and management's Discussion and Analysis of Financial Condition and Results of Operations;

          6. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

          7. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

          8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

          9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

          10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          11. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          12. Reviewing the Company's compliance with employee benefit plans;

          13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

          14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          15. Reviewing related party transactions for potential conflicts of interest;

          16. Reviewing its own structure, processes and membership requirements;

          17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of
     Schedule 14A; and

          18. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

     The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Chief Executive Officer, Chief Financial Officer, and the independent auditors shall be invited to attend all meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

                                 NOVADIGM INC.

                 PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of NOVADIGM, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 25, 2001, and hereby appoints Albion J. Fitzgerald and Robert B. Sims and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of NOVADIGM, INC., to be held on Friday, September 14, 2001 at 9:00 a.m., local time, at the Pan Pacific Hotel, 500 post Street, San Francisco, California 94102 and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

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

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
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS              Please mark
INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE                  your votes as |X|
ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE                    indicated in
APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS               this example
FOR THE 2002 FISCAL YEAR.

1. Election of directors:
         FOR all nominees                   WITHHOLD            Nominees: 01 Albion J. Fitzgerald, 02 Robert B. Anderson, 03 Robert
         listed at right                   AUTHORITY            H. Forney, 04 Gerald M. Labie, 05 H. Kent Petzold, and 06 Deborah
        (except as marked           to vote for all nominees    Doyle McWhinney.
         to the contrary)               listed at right
                                                                -------------------------------------------------------------------
              [ ]                             [ ]               INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the  line above.

2. To ratify the appointment of Arthur Andersen LLP             In their discretion, the proxies are      MARK HERE FOR ADDRESS [ ]
   as independent auditors for the fiscal year ending           authorized to vote upon such other         CHANGE AND NOTE BELOW
   March 31, 2002.                                              matter(s) that may properly come before the
                                                                meeting and at any adjournment(s) thereof.
            FOR    AGAINST    ABSTAIN
            [ ]      [ ]        [ ]                                          Both of such attorneys or substitutes (if both are
                                                                             present and acting at said meeting or any
                                                                             adjournment(s) thereof, or, if only one shall be
                                                                             present and acting, then that one) shall have and may
                                                                             exercise all of the powers of said attorneys-in-fact
                                                                             hereunder.

                                                                             Dated:
                                                                                  -----------------------------------------------

                                                                             ----------------------------------------------------
                                                                                                  Signature

                                                                             ----------------------------------------------------
                                                                                                  Signature

                                                                             (This Proxy should be marked, dated, signed by the
                                                                             stockholder(s) exactly as his or her name appears
                                                                             hereon, and returned promptly in the enclosed
                                                                             envelope. Persons signing in a fiduciary capacity
                                                                             should so indicate. If shares are held by joint
                                                                             tenants or as community property, both should sign.)

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                                                      FOLD AND DETACH HERE